Exhibit 32 (b)

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of West Pharmaceutical Services, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Federici, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

November 10, 2003